UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2015

GREATBATCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on August 27, 2015, Greatbatch Ltd., a direct wholly owned subsidiary of Greatbatch, Inc. (the “Company”), entered into a commitment letter with a consortium of lender banks (the “Debt Commitment Parties”) and their respective affiliates, pursuant to which, on the terms and subject to the conditions set forth therein, the Debt Commitment Parties committed to provide Greatbatch Ltd. with debt financing (collectively, together with the increases described below, the “Debt Financing”), consisting of (i) (A) a $300 million senior secured term loan A facility, (B) a $1.0 billion senior secured term loan B facility (the “TLB Facility”) and (C) a $200 million senior secured revolving facility and (ii) a $400 million senior unsecured bridge loan facility (the “Bridge Facility”) (as reduced by the amount of any long term debt financing issued by Greatbatch Ltd. in lieu of such Bridge Facility), for the previously announced acquisition (the “Merger”) of Lake Region Medical Holdings, Inc. (“Lake Region”). Subsequent to the announcement of the Merger, Greatbatch Ltd. determined to seek an increase, such increase to be on a non-committed basis, in the amount of the Debt Financing such that the aggregate principal amount of the TLB Facility is now proposed to be $1,025 million. Greatbatch Ltd. expects to seek long-term debt financing in the amount of $435 million in lieu of a portion or all of the drawings under the Bridge Facility, subject to market and other conditions.

In connection with marketing of the Debt Financing to prospective lenders, the following information will be provided to such prospective lenders:

•	Greatbatch Pro Forma Adjusted EBITDA for the twelve months ended July 3, 2015 is approximately $330 million, which is composed of (i) Greatbatch Adjusted EBITDA for the twelve months ended July 3, 2015 of approximately $162 million; (ii) Lake Region Adjusted EBITDA for the twelve months ended July 4, 2015 of approximately $143 million; and (iii) $25 million of year one pre-tax operating synergies for the combined company. Lake Region’s Adjusted EBITDA for the twelve months ended July 4, 2015 is lower than previously announced reflecting an adjustment for certain expenses identified during the Company’s due diligence review, to be consistent with the Company’s definition of adjustments to EBITDA.

•	In connection with the Company’s previously announced proposed spin-off (“Spin-off”) of its QiG Group, LLC subsidiary (“QiG Group”) (to be known upon completion of the Spin-off as Nuvectra Corporation), the Company currently expects to make a cash capital contribution in the amount of approximately $75 million to QiG Group (the “Capital Contribution”) immediately prior to the completion of such Spin-off. The amount of the Capital Contribution is preliminary and is subject to further modification, either upwards or downwards, in connection with the completion of the Spin-off.

In addition, the following information will also be provided to such prospective lenders in connection with the marketing of the Debt Financing: (i) Accellent Inc. consolidated financial statements as of and for the years ended January 3, 2015 and December 31, 2013 and (ii) Accellent Inc. condensed consolidated financial statements as of July 4, 2015 and January 3, 2015 and for the three and six months ended July 4, 2015 and June 28, 2014. This information is attached hereto as Exhibits 99.1 and 99.2, respectively, and is incorporated by reference herein. The financial statements contained in Exhibits 99.1 and 99.2 consist of financial statements of Accellent Inc., Lake Region’s indirect wholly-owned operating subsidiary.

The information furnished under Item 7.01 of this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.

You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or “variations” or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements about the benefits of the proposed Merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: the possibility that the anticipated synergies and other benefits from the proposed Merger will not be realized, or will not be realized within the anticipated time periods; the inability to obtain regulatory approvals of the Merger (including the approval of antitrust authorities necessary to complete the transaction) on the terms desired or anticipated; the timing of such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction;

the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the risks and uncertainties related to the Company’s ability to successfully integrate the operations, products and employees of the Company and Lake Region; the effect of the potential disruption of management’s attention from ongoing business operations due to the pending Merger; the effect of the announcement of the proposed Merger on the Company’s and Lake Region’s relationships with their respective customers, vendors and lenders and on their respective operating results and businesses generally; risks relating to the value of the Company shares to be issued in the transaction; access to available financing (including financing for the acquisition or refinancing of the Company’s or Accellent Inc.’s debt) on a timely basis and on reasonable terms; and the following factors that may impact the Company’s and the combined company’s business: dependence upon a limited number of customers; customer ordering patterns; product obsolescence; inability to market current or future products; pricing pressure from customers; inability to timely and successfully implement cost reduction and plant consolidation initiatives; reliance on third party suppliers for raw materials, products and subcomponents; fluctuating operating results; inability to maintain high quality standards for products; challenges to intellectual property rights; product liability claims; product field actions or recalls; inability to successfully consummate and integrate acquisitions and to realize synergies and to operate these acquired businesses in accordance with expectations; our unsuccessful expansion into new markets; failure to develop new products including system and device products; the timing, progress and ultimate success of pending regulatory actions and approvals, inability to obtain licenses to key technology; regulatory changes, including health care reform, or consolidation in the healthcare industry; global economic factors including currency exchange rates and interest rates; the resolution of various legal actions; and other risks and uncertainties that arise from time to time and are described in the Company’s periodic filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking statements in this Current Report on Form 8-K whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Consolidated Financial Statements as of and for the years ended January 3, 2015 and December 31, 2013 of Accellent Inc., and Independent Auditors’ Report.

99.2	Condensed Consolidated Financial Statements as of July 4, 2015 and January 3, 2015 and for the three and six months ended July 4, 2015 and June 28, 2014 of Accellent Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 17, 2015	GREATBATCH, INC.

	By:	/s/ Michael Dinkins
Michael Dinkins
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Consolidated Financial Statements as of and for the years ended January 3, 2015 and December 31, 2013 of Accellent Inc., and Independent Auditors’ Report.

99.2	Condensed Consolidated Financial Statements as of July 4, 2015 and January 3, 2015 and for the three and six months ended July 4, 2015 and June 28, 2014 of Accellent Inc.